MANAGERS TRUST I

Managers Real Estate Securities Fund

Supplement dated July 1, 2011 to the Prospectus and

Statement of Additional Information dated March 1, 2011, as supplemented March 22, 2011

The following information supplements and supersedes any information to the contrary relating to the Managers Real Estate Securities Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated and supplemented as noted above.

At a meeting held on June 23-24, 2011, the Trust’s Board of Trustees approved a new fee structure arrangement with respect to the Fund, effective immediately. Pursuant to such arrangement, the Trust, on behalf of the Fund, has entered into a new management agreement with Managers Investment Group LLC, the investment adviser to the Fund (“Managers”), that reduces the annual management fee paid by the Fund to Managers from 0.85% to 0.60% of the average daily net assets of the Fund and does not otherwise change any of the terms and conditions of the management agreement. In addition, the Fund will implement a new shareholder service fee whereby shareholders of the Fund will bear shareholder servicing fees of up to 0.25% of the average daily net assets of the Fund for shareholder servicing provided to shareholder accounts by financial intermediaries, such as broker-dealers, banks and trust companies. The Fund will continue to pay Managers an administrative fee of 0.25% per annum of the average daily net assets of the Fund for administrative services provided by Managers to the Fund. Further, Managers has contractually agreed, until at least March 1, 2013, to lower the Fund’s contractual expense limitation from 1.50% to 1.29% of average daily net assets of the Fund, as described in further detail in the footnotes to the Fund’s expense table.

In connection with the changes described above, effective immediately, the “Annual Fund Operating Expenses” table under the section titled “Fees and Expenses of the Fund” and the section titled “Expense Example” on page 11 of the Prospectus are hereby replaced with the following:

Average Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Other Expenses	1.19%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses[1]	1.80%
Fee Waiver and Expense Reimbursements[2]	(0.50)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.30%

1 The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

2 Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.29% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$484	$895	$2,046

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE